SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                                  May 26, 2004
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)




                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                         1-16619                       73-1612389
--------------              ------------------------         -------------------
  (State of                 (Commission File Number)           (IRS Employer
Incorporation)                                               Identification No.)


            Kerr-McGee Center
         Oklahoma City, Oklahoma                                      73125
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)


Item 9.   Regulation FD Disclosure

               On May 26, 2004 Kerr-McGee Corporation will hold a security analyst meeting to discuss its second-quarter 2004 financial and operating results and expectations for the future. During the meeting, the company will discuss certain expectations for oil and natural gas production volumes for the year 2004. A table providing the projection ranges of 2004 average daily oil and natural gas production is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          99.1 Projected Daily Average Production Volumes

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KERR-MCGEE CORPORATION


                                           By:     (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: May 26, 2004